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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 14, 2006

                       ENDEAVOUR INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

             Nevada                 001-32212          88-0448389
  (State or other jurisdiction  (Commission file    (I.R.S. Employer
        of incorporation)            Number)       Identification No.)

      1000 Main, Suite 3300, Houston, Texas              77002
     (Address of principal executive offices)          (Zip code)

                                 (713) 307-8700
               Registrant's telephone number, including area code

                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act.

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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                       ENDEAVOUR INTERNATIONAL CORPORATION

ITEM 8.01. OTHER EVENTS.

Attached as Exhibit 99.1, which is incorporated herein by reference, to this Current Report on Form 8-K is a copy of the Company's press release dated December 14, 2006.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

       99.1   Press Release dated December 14, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Endeavour International Corporation

                                             By:   /s/ Robert L. Thompson
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                                                   Robert L. Thompson
                                                   Chief Accounting Officer

Date: December 14, 2006